UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

APS BDC, LLC

(Exact name of Registrant as specified in its charter)

Delaware	814-01953	39-3786942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Madison Avenue, 34th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (929) 581-2783

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas Hansen, who has served as Chief Financial Officer of APS BDC, LLC (the “Company”), notified the Board of Directors of the Company (the “Board”) of his resignation on March 16, 2026, as the Company’s Chief Financial Officer effective as of the close of business on March 20, 2026. Mr. Hansen’s resignation is not a result of any disagreement with the Company.

On March 20, 2026, the Board appointed Amaka Dike as Chief Financial Officer of the Company effective as of the close of business on March 20, 2026.

Ms. Dike has primary responsibility for the financial oversight of Oak Hill Advisor’s (“OHA”) business development companies (“BDCs”), interval funds and related vehicles. She serves on OHA’s risk committee. Prior to joining OHA, Ms. Dike was a Principal at The Carlyle Group Inc., where she oversaw financial operations for multiple direct lending and cross strategy funds. Earlier in her career, Ms. Dike was a Senior Manager in Ernst & Young’s Financial Services audit practice, serving banking institutions and alternative investment managers. Ms. Dike holds a Master of Arts in Economics from Kent State University and a Bachelor of Business Administration in Accounting, summa cum laude, from West Virginia University. She is a Certified Public Accountant.

Ms. Dike has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Ms. Dike has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APS BDC, LLC

Date: March 20, 2026	By:	/s/ Grove Stafford
Name: Grove Stafford
Title: Chief Compliance Officer